POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Jeffrey Burman and Adam Greenhut, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/3/2022.

/s/ Brian T. Schreiber
                            Brian T. Schreiber
                            Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Jeffrey Burman and Adam Greenhut, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/3/2022.

/s/ Ciara Burnham
                            Ciara A. Burnham
                            Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Jeffrey Burman and Adam Greenhut, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2022.

/s/ Douglas A. French
                            Douglas A. French
                            Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Jeffrey Burman and Adam Greenhut, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2022.

/s/ James Bracken
                            James Bracken
Director, President & Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Jeffrey Burman and Adam Greenhut, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2022.

/s/ Jeffrey T. Condit
                            Jeffrey T. Condit
Serving in the function of Principal Accounting Officer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Jeffrey Burman and Adam Greenhut, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/3/2022.

/s/ Kai Talarek
                            Kai Talarek
                            Director, Senior Vice President &
Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Jeffrey Burman and Adam Greenhut, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2022.

/s/ Richard Patching
                            Richard Patching
                            Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Prudential Annuities Life Assurance Corporation ("PALAC"), constitutes and appoints Jeffrey Burman and Adam Greenhut, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PALAC filed with the Securities and Exchange Commission for the Registrations listed below:

Prudential Annuities Life Assurance Corporation
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Prudential Annuities Life Assurance Corporation Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/6/2022.

/s/ Samuel J. Weinhoff
                            Samuel J. Weinhoff
                            Director